Exhibit 99.1

NEWS RELEASE

EL GALLO: TWO NEW HIGH-GRADE AREAS DISCOVERED

Best Result: 34.6 opt Silver, 0.51 opt Gold over 30 ft

Including: 81.1 opt Silver, 2.1 opt Gold over 5 ft

Toronto, Ontario (January 6, 2009) - US GOLD CORPORATION (NYSE.A: UXG - TSX: UXG - Frankfurt: US8) announces more exciting results from its El Gallo project in Sinaloa, Mexico. High-grade mineralization has been encountered at four separate locations.

El GALLO EXPLORATION HIGHLIGHTS

•                  Drilling expands original discovery, El Gallo Zone 1 (G1), with the highest silver grades to date from this zone: 37.9 opt silver (1300.0 gpt silver) over 5.0 ft (1.5 m), within 21.3 opt silver (730.5 gpt silver) over 10.0 ft (3.0 m).

•                  The second area discovered, El Gallo Zone 2 (G2), expands with significant high-grade: 13.0 opt silver (446.9 gpt silver), 0.2 opt gold (6.9 gpt gold) over 45.0 ft (13.7 m), including 47.4 opt silver (1625.0 gpt silver), 0.86 opt gold (29.4 gpt gold) over 5.0 ft (1.5 m)

•                  Additional results from G2: 32.7 opt silver (1121.5 gpt silver) over 20.0 ft (6.1 m), including 55.4 opt silver (1900.0 gpt silver) over 10 ft (3.0 m).

•                  Two additional discoveries, El Gallo Zone 3 (G3) and El Gallo Zone 4  (G4), with the best intersection returning 34.6 opt silver (1187.3 gpt silver), 0.51 opt gold (17.6 gpt gold) over 30.0 ft (9.1 m), including 81.1 opt silver (2780.0 gpt silver), 2.1 opt gold (72.4 gpt gold) over 5.0 ft (1.5 m).

“Our exploration at El Gallo is getting much more exciting because: 1) significant high grade gold and silver assay values are being found over good widths; 2) these values have been found close to surface and to-date all of our drilling has been shallow, only testing to 150.0 ft (45.7 m) below surface; and 3) favorable gold and silver grades in soil samples (internal assay lab) are prompting us to rapidly expand the area and scope of our drilling,” stated Rob McEwen, Chairman and CEO of US Gold.

CONTINUING EXPLORATION SUCCESS!

Two New Areas Deliver High-Grade Results

As a result of an ongoing rock and geochemical soil sampling program, US Gold geologists successfully identified two new areas (Figure 2). G3 is located along the eastern edge of the project and it’s believed to be part of the same mineral structure that controls the initial discoveries. The G4 area, located to the southeast, is interpreted to be a separate zone. These exciting results demonstrate the effectiveness of our initial testing utilizing inexpensive conventional rotary drilling and the potential to expand the identified mineralization. Highlights are below:

Hole #	Silver	Gold	Silver Eq.*	Length	From	To
(Imperial)	(opt)	(opt)	(opt)	(ft)	(ft)	(ft)

G3 Area
GABHA08-119	12.7	—	12.7	90.0	60.0	150.0
Including	39.5	—	39.5	10.0	85.0	95.0

GABHA08-120	8.1	<0.01	8.4	50.0	70.0	120.0
Including	27.6	0.01	28.2	5.0	75.0	80.0
And	3.8	0.01	4.1	10.0	130.0	140.0

G4 Area
GABHAR08-070	34.6	0.51	62.4	30.0	0.0	30.0
Including	81.1	2.1	195.1	5.0	10.0	15.0

GABHA08-071	19.8	0.21	30.9	30.0	10.0	40.0
Including	33.8	0.38	54.3	15.0	15.0	30.0
Including	43.0	0.56	73.0	5.0	15.0	20.0

GABHA08-072	8.2	0.11	14.0	20.0	30.0	50.0
Including	19.5	0.31	36.3	5.0	45.0	50.0

GABHA08-076	11.0	0.15	18.9	15.0	0.0	15.0
Including	17.4	0.28	32.7	5.0	5.0	10.0

GABHA08-077	33.1	0.53	61.9	40.0	10.0	50.0
Including	67.1	1.2	132.8	15.0	15.0	30.0
Including	77.9	1.8	177.3	5.0	15.0	20.0

Hole #	Silver	Gold	Silver Eq.*	Length	From	To
(Metric)	(gpt)	(gpt)	(gpt)	(m)	(m)	(m)

G3 Area
GABHA08-119	434.1	—	434.1	27.4	18.3	45.7
Including	1355.0	—	1355.0	3.0	25.9	29.0

GABHA08-120	277.7	0.16	286.4	15.2	21.3	36.6
Including	946.0	0.39	966.8	1.5	22.9	24.4
And	129.5	0.19	140.0	3.0	39.6	42.7

G4 Area
GABHAR08-070	1187.3	17.6	2138.6	9.1	0.0	9.1
Including	2780.0	72.4	6689.6	1.5	3.0	4.6

GABHA08-071	678.5	7.0	1059.1	9.1	3.0	12.2
Including	1160.0	13.0	1860.6	4.6	4.6	9.1
Including	1475.0	19.1	2503.7	1.5	4.6	6.1

GABHA08-072	281.1	3.7	479.6	6.1	9.1	15.2
Including	668.0	10.7	1245.8	1.5	13.7	15.2

GABHA08-076	375.7	5.1	648.7	4.6	0.0	4.6
Including	597.0	9.7	1119.7	1.5	1.5	3.0

GABHA08-077	1133.6	18.3	2121.2	12.2	3.0	15.2
Including	2300.0	41.7	4551.8	4.6	4.6	9.1
Including	2670.0	63.1	6077.4	1.5	4.6	6.1

*Gold:Silver Ratio 3 year average (1:54); Cut-off grade 2.9 opt silver (100 gpt silver)

Metallurgical Recoveries and Net Smelter Returns are based on 100%

Numbers may not balance due to rounding

Single Mineral Zone Emerging?

Drilling at El Gallo began just three months ago and has outlined four mineralized areas (labeled G1, G2, G3 and G4) containing good grades of gold and silver. These four mineralized areas are contained in a larger area measuring approximately 800.0 ft (245.0 m) long and 600.0 ft (180.0 m) wide.  The objective of our recent conventional rotary drilling around G1 and G2 was to 1) expand the area of high-grade mineralization, and 2) test to see if these areas connect.  Although more work is required to connect these two areas, the high-grade mineralization was successfully extended.

Drilling at G1 expanded the strike length of the mineralization by 65.0 ft (19.8 m) to 490.0 ft (150.0 m). In addition, the highest silver grades yet encountered from this zone were returned, indicating more favorable grades might be located west of our current drilling. Significant intercepts are stated below:

Hole #	Silver	Gold	Silver Eq.*	Length	From	To
(Imperial)	(opt)	(opt)	(opt)	(ft)	(ft)	(ft)

G1 Area
GABHA08-057	11.5	0.01	12.0	25.0	30.0	55.0
And	3.5	—	3.5	15.0	105.0	120.0

GABHA08-060	3.8	0.07	7.7	5.0	5.0	10.0
And	21.3	—	21.3	10.0	25.0	35.0
Including	37.9	—	37.9	5.0	25.0	30.0
And	5.7	—	5.7	30.0	70.0	100.0
And	3.6	—	3.6	5.0	140.0	145.0

Hole #	Silver	Gold	Silver Eq.*	Length	From	To
(Metric)	(gpt)	(gpt)	(gpt)	(m)	(m)	(m)

G1 Area
GABHA08-057	395.0	0.3	413.1	7.6	9.1	16.8
And	120.2	—	120.2	4.6	32.0	36.6

GABHA08-060	131.0	2.5	263.8	1.5	1.5	3.0
And	730.5	—	730.5	3.0	7.6	10.7
Including	1300.0	—	1300.0	1.5	7.6	9.1
And	194.8	—	194.8	9.1	21.3	30.5
And	125.0	—	125.0	1.5	42.7	44.2

Drilling at G2 successfully expanded the mineralization to the north (150.0 ft) (45.0 m), east (100.0 ft) (30.0 m) and west (100.0 ft) (30.0 m). Drilling in the south, to the 150.0 ft (45.0 m) depth capability of our conventional rotary drills, did not encounter any significant mineralization.

Results to date show that some of the best intersections are at the edge of our drilling, indicating that the high-grade has excellent potential to expand further (Figure 4).

Hole #	Silver	Gold	Silver Eq.*	Length	From	To
(Imperial)	(opt)	(opt)	(opt)	(ft)	(ft)	(ft)

G2 Area
GABHA08-063	12.4	<0.01	12.6	110.0	40.0	150.0
Including	39.7	<0.01	39.9	5.0	45.0	50.0

GABHA08-065	8.0	—	8.0	110.0	10.0	120.0
Including	27.2	—	27.2	10.0	90.0	100.0
And	3.4	—	3.4	5.0	140.0	145.0

GABHA08-103	32.7	—	32.7	20.0	40.0	60.0
Including	55.4	—	55.4	10.0	45.0	55.0

GABHA08-108	13.2	—	13.2	55.0	30.0	85.0
Including	29.5	—	29.5	10.0	50.0	60.0

GABHA08-109	14.8	0.01	15.3	20.0	50.0	70.0
And	4.3	—	4.3	10.0	80.0	90.0
And	3.0	0.02	4.0	5.0	100.0	105.0

GABHA08-110	8.1	0.03	9.8	30.0	10.0	40.0

GABHA08-111	8.7	—	8.7	45.0	0.0	45.0
Including	22.2	0.01	22.6	5.0	5.0	10.0
And	6.8	—	6.8	5.0	85.0	90.0

GABHA08-121	15.5	—	15.5	45.0	60.0	105.0

GABHA08-122	13.7	—	13.7	45.0	65.0	110.0
Including	30.9	<0.01	31.1	5.0	80.0	85.0
And	4.7	—	4.7	5.0	125.0	130.0

GABHA08-125	13.0	0.20	23.9	45.0	10.0	55.0
Including	47.4	0.86	93.7	5.0	15.0	20.0
And	4.9	0.01	5.3	5.0	65.0	70.0
And	8.8	—	8.8	15.0	130.0	145.0

GABHA08-127	9.1	0.17	18.4	5.0	115.0	120.0

GABHA08-129	17.5	0.21	28.9	15.0	135.0	150.0

Hole #	Silver	Gold	Silver Eq.*	Length	From	To
(Metric)	(gpt)	(gpt)	(gpt)	(m)	(m)	(m)

G2 Area
GABHA08-063	426.2	0.1	433.0	33.5	12.2	45.7
Including	1360.0	0.1	1366.8	1.5	13.7	15.2

GABHA08-065	272.6	—	272.6	33.5	3.0	36.6
Including	931.5	—	931.5	3.0	27.4	30.5
And	118.0	—	118.0	1.5	42.7	44.2

GABHA08-103	1121.5	—	1121.5	6.1	12.2	18.3
Including	1900.0	—	1900.0	3.0	13.7	16.8

GABHA08-108	451.2	—	451.2	16.8	9.1	25.9
Including	1012.5	—	1012.5	3.0	15.2	18.3

GABHA08-109	507.3	0.3	525.3	6.1	15.2	21.3
And	146.0	—	146.0	3.0	24.4	27.4
And	104.0	0.6	135.6	1.5	30.5	32.0

GABHA08-110	276.3	1.1	335.9	9.1	3.0	12.2

GABHA08-111	297.3	0.1	302.7	13.7	0.0	13.7
Including	762.0	0.3	776.2	1.5	1.5	3.0
And	234.0	—	234.0	1.5	25.9	27.4

GABHA08-121	532.2	—	532.2	13.7	18.3	32.0
Including	1410.0	—	1410.0	1.5	21.3	22.9

GABHA08-122	471.1	—	471.1	13.7	19.8	33.5
Including	1060.0	0.1	1060.0	1.5	24.4	25.9
And	160.0	—	160.0	1.5	38.1	39.6

GABHA08-125	446.9	6.9	819.4	13.7	3.0	16.8
Including	1625.0	29.4	3212.6	1.5	4.6	6.1
And	167.0	0.3	181.1	1.5	19.8	21.3
And	301.0	—	301.0	4.6	39.6	44.2

GABHA08-127	312.0	5.9	632.2	1.5	35.1	36.6

GABHA08-129	601.7	7.2	992.2	4.6	41.1	45.7

*Gold:Silver Ratio 3 year average (1:54); Cut-off grade 2.9 opt silver (100 gpt silver)

**Angle Hole

Metallurgical Recoveries and Net Smelter Returns are based on 100%

Numbers may not balance due to rounding

Q1 Exploration Program

Mexico, Utah and Nevada

With the recent exploration success in Mexico, US Gold is currently designing a diamond drill program for El Gallo and Palmarito’s South West Zone. The objective will be to confirm our current work and establish a baseline for future resource estimates and to test for additional mineralization at depth.

In November 2008 US Gold acquired US Gold acquired the rights to explore key claims inside of its Bat Ridge property, which was acquired through the takeover of Nevada Pacific Gold in 2007. Historical exploration on the property returned very encouraging values. Reverse circulation drilling is scheduled to begin in the coming weeks. Drilling in Nevada is scheduled to resume in late spring and will look to build upon the resource estimates that were published in 2008.

For a complete list of results from El Gallo please visit www.usgold.com.

ABOUT US GOLD

US Gold Corporation is a United States based gold exploration company exploring in northeastern Nevada and north-central Mexico. US Gold’s shares trade on the NYSE Alternext and Toronto Stock Exchanges under the symbol UXG and on the Frankfurt Exchange under the symbol US8.

QUALIFIED PERSON

This news release has been viewed and approved by Steve Brown, Chief Geologist, who is a Qualified Person as defined by National Instrument 43-101 and is responsible for program design and quality control of exploration undertaken by the Company at its Mexican exploration properties. Conventional rotary drill samples were analyzed by ALS Chemex utilizing a 4 acid digestion with ICP finish for silver and fire assay for gold. Samples from the geochemical survey were analyzed by US Gold’s internal lab, located at the Magistral Mine, Sinaloa Mexico, utilizing atomic absorption.

All holes were drilled with conventional rotary drilling. Samples were taken every 5.0 ft (1.5 m). The true width of the mineral zone has not yet been determined.

Certain statements contained herein and subsequent oral statements made by and on behalf of the Company may contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements may be identified by words such as “intends,” “anticipates,” “believes,” “expects” and “hopes” and include, without limitation, statements regarding the Company’s results of exploration, plan of business operations, potential contractual arrangements, receipt of working capital, anticipated revenues and related expenditures. Factors that could cause actual results to differ materially include, among others, those set forth in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2007 and other filings with the Securities and Exchange Commission, under the caption “Risk Factors”. Most of these factors are outside the control of the Company. Investors are cautioned not to put undue reliance on forward-looking statements. Except as otherwise required by applicable securities statutes or regulations, the Company disclaims any intent or obligation to update publicly these forward looking statements, whether as a result of new information, future events or otherwise.

For further information contact:

Ian Ball VP, Mexico Tel: (647) 258-0395 Toll Free: (866) 441-0690 Fax: (647) 258-0408	Mailing Address 99 George Street, 3rd Floor Toronto, ON M5A 2N4 E-mail: info@usgold.com

EI Gallo: Drill Confirmed Mineralization	Figure 1 January 6, 2009

212000
212100
212200
2843300
2843200
2843100
G1
G2
G3
G4
102
101
100
61
60
59
58
57
56
65
66
67
64
121
108
109
103
104
122
63
62
123
124
105
125
126
128
127
55
127
116
114
117
115
113
112
118
119
120
73
74
75
77
68
76
70
71
69
72
Legend
Mineralization
Drill Hole
59
Drill Hole #
0
25
50
Meters
0
75
150
Feet
N

EI Gallo: Drill Confirmed Mineralization	Figure 2 January 6, 2009

212000
212100
212200
2843300
2843200
2843100
G1
G2
G3
G4
Legend
Nov 08 Drilling
Dec 08 Drilling
Jan 09 Drilling
0 25 50
Meters
0 75 150
Feet
N

EI Gallo: Geochemical Soil Survey	Figure 3 January 6, 2009

Legend
Drill Confirmed Mineralization
Soil Geochemical Targets
0
50
100
Meters
0
150
300
Feet

EI Gallo: Drilling Grade Contour	Figure 4 January 6, 2009

Max Ag Interval
Max Ag value (ppm)
<50
>50 - 150
>150 - 300
>300 - 500
>500- 1000
>1000 - 2000
>2000 - 6970
GA-AgMax_ppm_010509Krig.grd
Value
High : 6045.79
Low : -279.395
0
25
50
Meters
0
50
100
Feet
N